Empowering The Drone Age

AgEagle

9th Annual Gateway Conference

September 9, 2020

NYSE American: UAVS

Safe Harbor Statement

This presentation and other written or oral statements made from time to time by representatives of AgEagle Aerial Systems Inc. contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our financial and operational performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our services; impact of any litigation or infringement actions brought against us; competition from other providers and services; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation; the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. **All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.**

AgEagle


AgEagle

About Us

U.S.-based AgEagle will be a leading commercial drone technology, services and solutions provider worldwide

Our key growth objectives are centered on three primary areas of focus:

- **Drone Manufacturing:** Establish AgEagle as the dominant commercial drone design, engineering, manufacturing, assembly and testing company in the U.S.
- **Drone Solutions:** Establish AgEagle as the world's trusted source for drone delivery services and solutions
- **Ag Solutions:** Leveraging our reputation as one of the leading technology solutions providers to the Agriculture industry with best-in-class drones and data analytics for hemp and other commercial crops

Current Drone Market Dynamics


DELIVERY

- **Drones are hot!**
- **COVID-19 Global Pandemic**
  - Need for drones has dramatically increased
  - Delivery/Logistics & Surveillance in focus
  - Urgent need for manufacturing of drones **"Made in America"**
  - Delivering medical supplies in a timely and efficient manner is becoming critical
  - Need for contactless delivery
- **Amazon has taught the world to be impatient; people want things faster and cheaper**
  - Creating demand for specialized drone delivery
  - Major logistics/delivery companies are investing in drones
- **Realization that drones have potential to disrupt and transform numerous industries is creating start-up frenzy**

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DRONE INDUSTRY INSIGHTS
The Drone Market Environment 2019
Hardware
Software
Services
Drone Platforms
Flight, Fleet & Operation Management
Drone-as-a-Service Providers
Passenger Drones / eVTOLs / Air Taxis
Components & Systems
Market Research & Consulting
User Groups, Networks
Media, News, Blogs & Magazines
Marketplaces
Shows, Conferences, Events
Insurances
Coalitions, Organizations & Initiatives

- Highly fragmented industry comprised largely of start-ups or companies with less than $5 million in annual revenues
- Very few are publicly-traded; most are seeking growth capital to fund their development
- Even fewer have clear path to market dominance

AgEagle

Current Drone Market Dynamics

Value of Drone Powered Solutions Addressable Industries - Global View - ($B)


Mining
Telecommunications
Insurance
Media & Entertainment
Security
Package Delivery/Transport
Agriculture
Infrastructure/Inspection
$4.4
$6.3
$6.8
$8.8
$10.0
$13.0
$32.4
$45.2
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
$50.0
The total addressable value of drone powered solutions in all applicable industries is estimated by PwC at over $127 Billion in 2020.

Source: PwC | Clarity from Above: PwC global report on the commercial applications of drone technology | 2016

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Drone Hardware

Drone Hardware & Subcomponent Manufacturing, Assembly & Testing



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Industry Opportunities

Chinese-dominated market

- Chinese drones make up 80% of U.S. market
- New legislation expected to ban acquisition and/or use of Chinese drones is driving an urgent need for U.S.-made drones
- Opportunity for rapid expansion by U.S. companies

Industry lacks engineering and quality manufacturing expertise in drone market

- AgEagle intends to establish best industry practices and quality standards for manufacturing, assembly, design/engineering and testing of drones, drone subcomponents and related drone equipment
- AgEagle has the expertise and experience to cover the entire market spectrum

AgEagle

U.S.-Based Manufacturing, Assembly, Engineering & Testing

- **Scalable manufacturing capacity at new facility in Wichita, Kansas, the "Air Capital of the World" – new corporate headquarters**
- **In late 2019, entered high growth drone package delivery industry through contract with major ecommerce company for custom component sourcing and drone assembly for use in tethered flight testing**
  - Anticipate expanding scope of work in 2021
- **In advanced negotiations with new contract manufacturing clients**
- **Recruited 30+ year aerospace veteran, Matt Martin, as new Vice President of Operations**
  - Former VP of Airbus Programs, Spirit AeroSystems
  - Former VP of JPATS Program, Hawker Beechcraft Defense Company
  - Senior leadership roles at Boeing managing key programs, including International Space Station, 767 Tanker/Transport and Air Force One
- **Planning for hyper-growth; expanding manufacturing and engineering team; investing in manufacturing infrastructure**





AgEagle

Drone Delivery Services

Point-to-Point Package Delivery


FRAGILE
Handle With Care
DO NOT DROP!
FAST 24h

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Industry Opportunity

"New aerial technologies are set to play a major role in an economy looking for innovative ways to meet the demands of the coronavirus crisis – and looking toward a global reset... The technology is ready and the mechanisms for oversight are catching up – out of necessity. At a time when society needs drones the most, the Golden Age of drones is finally coming." *Forbes | June 25, 2020*

Medical Supply Delivery

Retail Goods

Food

Industrial Materials

The drone package delivery market is projected to grow to $27.4 billion by 2030.

Source: Research and Markets | Global Drone Delivery Market Report 2019-2030 | December 2019

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Companies Investing in Drone-Delivery Initiatives

Increasing demand for faster delivery in the logistics industry is fueling capital investments in drone delivery initiatives. In fact, the FAA reports that registration of commercial UAV market will triple in size by 2023 with an estimated 823,000 drones flying at that time.

Consumer Packages

amazon Prime Air
Google Wing
FedEx
UPS
Mercedes-Benz
DHL
Alibaba Group
WORKHORSE

Food

UBER Elevate
Domino's
7 ELEVEN
PIEOLOGY
KFC

Healthcare Supplies

zipline
Flirtey
EHANG
HiRO
MATTERNET

Heavy Cargo

DRONE DELIVERY CANADA.COM
BOEING
ELROY AIR
NATILUS

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Agriculture Solutions


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AgEagle

HempOverview: SaaS Solution for U.S. Hemp Registration, Governance and Reporting

- Marries the simplicity of a web-based data collection and management app with the power of map-based aerial imaging technology
- Four modules include:
  - Registration
  - Best Management Practices
  - Oversight & Enforcement
  - Reporting
- State administrators, growers and processors are now able to connect, share, maintain communications and collaborate
- **No other SaaS solution on the market compares**, particularly when matched with AgEagle's experience serving the global ag industry
- First customer on platform was State of Florida – signed three-year contract for 2020, 2021 and 2022 hemp planting seasons
- In advanced discussions with multiple other states

HEMPOVERVIEW
POWERED BY AGEAGLE





AgEagle

FarmLens: Proprietary Data Collection & Analytics Solution for Precision Farming


Agribotix
Digital Scouting Report
FarmLens™

FarmLens™

To date, *FarmLens* has processed 2 million acres of crops, analyzed data from 53 different crop types in 50 different countries, and created thousands of crop reports

Enables PC-based or mobile farmers and agronomists to leverage drones to:

- Create flight plan, pilot drone(s) and review actual flight details
- Convert drone images into crop health indicators
- Directly input data for sustainability scores
- Upload chemical application receipts to enable efficient tracking of products
- Access real-time weather conditions and satellite imagery
- Export auto-created zone maps
- Seamlessly share actionable data with other members of their team in real-time
- And much more

AgEagle

Be Opportunistic to Accelerate Growth



- Leverage Strong Balance Sheet
  - $25 Million Cash
  - No Debt
- NYSE-Listed UAVS Common Stock is Valuable Currency
- Expand Drone Contract Manufacturing Client Base
- Pursue Strategic Research Collaborations and Pilot Projects for Drone Delivery
- Expand Market Share for HempOverview and FarmsLens
- Identify Attractive Acquisitions or Strategic Partnerships Consistent with our Multi-Channel Revenue Model

AgEagle

Proven Leadership

Barrett Mooney, PhD
Chairman of the Board



- Former CEO of AgEagle
- Founder and former CEO and President, HydroBio (sold to Monsanto in 2017)
- Doctor of Philosophy, Agricultural and Biological Engineering, University of Florida
- Member, American Society of Agricultural and Biological Engineers
- Board Advisor to CropIn Technology

J. Michael Drozd, PhD
Chief Executive Officer



- Recruited as new CEO in May 2020
- Former CEO RYTE Hemp Companies
- Former President of Eurofins AgBio Division
- Former COO at Arbiom, a French biotech company
- Former President and CEO of Aseptia/Wright Foods
- Former EVP of CoalTek
- PhD from Duke University
- Masters, Optical Engineering Cambridge University
- Masters, Engineering, Stanford
- Dual Bachelors, Electrical Engineering & Economics, Duke University

Nicole Fernandez-McGovern
Chief Financial Officer



- Former CEO/CFO, Trunity Holdings, Inc. (OTCQB)
- Founder and President of RCM Financial Consulting
- Former Financial Manager, Elizabeth Arden (NASDAQ: RDEN)
- Former Auditor, KPMG, LLP
- MBA and BBA, University of Miami
- Certified Public Accountant, State of Florida
- Board Member, South Florida Chapter of Financial Executives International
- Board Member, Pembroke Pines Charter Schools

AgEagle

Market Snapshot

Exchange:	NYSE American
Ticker:	UAVS
Recent Stock Price (As of 9-4-20):	$2.77
52-Week High/Low:	$5.15/$0.19
Market Capitalization:	$159 Million
Shares Outstanding:	57.23 Million
Estimated Public Float:	51.91 Million
Held by Insiders:	54.95%
Fiscal Year End:	December 31

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Questions?

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AgEagle Aerial Systems Inc.

www.AgEagle.com | NYSE American: UAVS